_________________________________________________________________


                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                Date of Report (Date of earliest Event
                      Reported): April 28, 1997


      CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1997, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1997-A4, Mortgage Pass-Through Certificates, Series 1997-D).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-D.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-D, Salomon Brothers Inc ("Salomon"), as the
underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "Salomon Computational Materials") for distribution to its potential investors and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as the underwriter of the Class B-1, Class B-2 and Class B-3 Certificates, has prepared certain materials (the "DLJ Computational Materials") for distribution to its investors. Although the Company provided Salomon and DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Computational Materials or the DLJ Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Computational Materials and the DLJ Computational Materials, listed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, are filed on Form SE dated April 28, 1997.





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*    Capitalized terms used  and not otherwise defined herein  shall have the meanings assigned to them in the prospectus dated September 9, 1996 and the prospectus supplement dated April 28, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-D.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Salomon Computational Materials.
          (filed on Form SE dated April 28, 1997).

     99.2 DLJ Computational Materials.
          (filed on Form SE dated April 28, 1997).



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President


Dated:  April 28, 1997


                               Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

99.1      Salomon Computational Materials.
          (filed on Form SE dated April 28, 1997).

99.2      DLJ Computational Materials.
          (filed on Form SE dated April 28, 1997).